Exhibit 99

Form 4 Joint Filer Information


Name:

Parthenon Investors, L.P.
Parthenon Investment Advisors, LLC
Parthenon Investment Partners, LLC
PCIP Investors
J&R Investment Management Company, LLC
John C. Rutherford
Ernest K. Jacquet




Address:	75 State Street
		26th Floor
		Boston, MA 02109

Designated Filer: John C. Rutherford

Issuer & Ticker Symbol: Kenexa Corporation (KNXA)

Date of Event Requiring Statement: 10/11/06


Signature:

Parthenon Investors, L.P.
By: Parthenon Investment Advisors, LLC
Its: general partner
By: Parthenon Investment Partners, LLC
Its: managing member
By: /s/John C. Rutherford
Title: managing member

Parthenon Investment Advisors, LLC
By: Parthenon Investment Partners, LLC
Its: managing member
By: /s/John C. Rutherford
Title: managing member

Parthenon Investment Partners, LLC
By: /s/John C. Rutherford
Title: managing member

PCIP Investors
By:Parthenon Capital, LLC
Its: managing member
By:J&R Investment Management Company, LLC
Its: managing member
By: /s/John C. Rutherford
Title: managing member

Parthenon Capital, LLC
By:J&R Investment Management Company, LLC
Its: managing member
By: /s/John C. Rutherford
Title: managing member

J&R Investment Management Company, LLC
By: /s/John C. Rutherford
Title: managing member

/s/John C. Rutherford

/s/Ernest K. Jacquet